EXHIBIT D

JOINT FILING AGREEMENT

OneMain Holdings, Inc.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13D and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of July 3, 2018.

UNIFORM INVESTCO LP

By: Uniform InvestCo GP LLC, its General Partner
By: Värde Partners, Inc., its Manager

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

UNIFORM INVESTCO GP LLC

By: Värde Partners, Inc., its Manager

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

THE VÄRDE FUND VI-A, L.P.

By: Värde Investment Partners G.P., LLC, its General Partner
By: Värde Partners, L.P., its Managing Member
By: Värde Partners, Inc., its General Partner

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

VÄRDE INVESTMENT PARTNERS, L.P.

By: Värde Investment Partners G.P., LLC, its General Partner
By: Värde Partners, L.P., its Managing Member
By: Värde Partners, Inc., its General Partner

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

VÄRDE INVESTMENT PARTNERS (OFFSHORE) MASTER, L.P.

By: Värde Investment Partners G.P., LLC, its General Partner
By: Värde Partners, L.P., its Managing Member
By: Värde Partners, Inc., its General Partner

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

VÄRDE INVESTMENT PARTNERS G.P., LLC

By: Värde Partners, L.P., its Managing Member
By: Värde Partners, Inc., its General Partner

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

THE VÄRDE SKYWAY MASTER FUND, L.P.

By: The Värde Skyway Fund G.P., LLC, its General Partner
By: Värde Partners, L.P., its Managing Member
By: Värde Partners, Inc., its General Partner

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

THE VÄRDE SKYWAY FUND G.P., LLC

By: Värde Partners, L.P., its Managing Member
By: Värde Partners, Inc., its General Partner

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

THE VÄRDE FUND XII (MASTER), L.P.

By: The Värde Fund XII G.P., L.P., its General Partner
By: The Värde Fund XII UGP, LLC, its General Partner
By: Värde Partners, L.P., its Managing Member
By: Värde Partners, Inc., its General Partner

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

THE VÄRDE FUND XII G.P., L.P.

By: The Värde Fund XII UGP, LLC, its General Partner
By: Värde Partners, L.P., its Managing Member
By: Värde Partners, Inc., its General Partner

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

THE VÄRDE FUND XII UGP, LLC

By: Värde Partners, L.P., its Managing Member
By: Värde Partners, Inc., its General Partner

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

VÄRDE CREDIT PARTNERS MASTER, L.P.

By: Värde Credit Partners G.P., LLC, its General Partner
By: Värde Partners, L.P., its Managing Member
By: Värde Partners, Inc., its General Partner

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

VÄRDE CREDIT PARTNERS G.P., LLC

By: Värde Partners, L.P., its Managing Member
By: Värde Partners, Inc., its General Partner

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

VÄRDE SFLT, L.P.

By: The Värde Specialty Finance Fund G.P., L.P., its General Partner
By: The Värde Specialty Finance Fund U.G.P., LLC, its General Partner
By: Värde Partners, L.P., its Managing Member
By: Värde Partners, Inc., its General Partner

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

THE VÄRDE SPECIALTY FINANCE FUND G.P., L.P.

By: The Värde Specialty Finance Fund U.G.P., LLC, its General Partner
By: Värde Partners, L.P., its Managing Member
By: Värde Partners, Inc., its General Partner

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

THE VÄRDE SPECIALTY FINANCE FUND U.G.P., LLC

By: Värde Partners, L.P., its Managing Member
By: Värde Partners, Inc., its General Partner

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

VÄRDE PARTNERS, L.P.

By: Värde Partners, Inc., its General Partner

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

VÄRDE PARTNERS, INC.

By: /s/ David A. Marple
Name: David A. Marple
Title: General Counsel

GEORGE G. HICKS

By: /s/ George G. Hicks